Income taxes - Summary of Valuation Allowance for Deferred Tax Assets (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022
Deferred Tax Assets, Valuation Allowance [Roll Forward]
Beginning balance	$ 107,583	$ 27,471
Charged to income tax expense	10,786	41,702
Charged (reduction) to OCI	(16,696)	40,613
Reductions to other accounts	(4,329)	(2,203)
Ending balance	$ 97,344	$ 107,583